EXHIBIT 99.1

CASE	DataVoN, Inc. Et al
NAME:		Monthly Operating Report
	02-38600-RCM	ACCRUAL BASIS
CASE NUMBER:		10/14/02, RWD, 02/96 & 07/99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT—CONSOLIDATED

MONTH ENDING: April 30, 2003

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
President

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

W. Britt Birdwell

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
Vice President—Finance

ORIGINAL SIGNATURE OF PREPARER	TITLE

Larry Dewey

PRINTED NAME OF PREPARER	DATE

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 1
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

		Amended

COMPARATIVE BALANCE SHEET		SCHEDULE AMOUNT	MONTH	MONTH	MONTH

			Feb 2003	Mar 2003	Apr 2003

ASSETS

1.	UNRESTRICTED CASH	$21,523.00	$1,607,799.00	$918,327.00	$755,897.00

2.	RESTRICTED CASH	$—

3.	TOTAL CASH	$21,523.00	$1,607,799.00	$918,327.00	$755,897.00

4.	ACCOUNTS RECEIVABLE (NET)	$4,403,351.00	$3,090,552.00	$3,545,321.00	$3,781,688.00

5.	INVENTORY	$—

6.	NOTES RECEIVABLE	$—

7.	PREPAID EXPENSES	$394,130.00	$173,198.00	$63,983.00	$82,652.00

8.	OTHER	$—

9.	TOTAL CURRENT ASSETS	$4,819,004.00	$4,871,549.00	$4,527,631.00	$4,620,237.00

10.	PROPERTY, PLANT & EQUIPMENT		$8,989,763.00	$9,007,682.00	$9,011,317.00

11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION	$—	$2,861,563.00	$3,040,088.00	$3,217,759.00

12.	NET PROPERTY, PLANT & EQUIPMENT	$4,636,629.00	$6,128,200.00	$5,967,594.00	$5,793,558.00

13.	DUE FROM INSIDERS	$17,833.00	$14,468.00	$14,468.00	$14,468.00

14.	OTHER ASSETS—Lease Deposits	$222,123.00	$119,665.00	$110,912.00	$47,467.00

15.	OTHER—Cisco Systems Equipment Purchase Credit	$1,200,000.00

16.	TOTAL ASSETS	$10,895,589.00	$11,133,882.00	$10,620,605.00	$10,475,730.00

POSTPETITION LIABILITIES

17.	ACCOUNTS PAYABLE		$2,226,383.00	$1,862,989.00	$1,842,074.00

18.	TAXES PAYABLE—Property		$42,418.00	$42,418.00	$42,418.00

19.	NOTES PAYABLE

20.	PROFESSIONAL FEES				$138,778.00

21.	SECURED DEBT

22.	OTHER (ATTACH LIST)

23.	TOTAL POSTPETITION LIABILITIES	$—	$2,268,801.00	$1,905,407.00	$2,023,270.00

PREPETITION LIABILITIES

24.	SECURED DEBT	$3,038,472.00	$2,706,661.00	$2,737,686.00	$2,737,005.00

25.	PRIORITY DEBT	$57,079.00	$57,079.00	$57,079.00	$57,079.00

26.	UNSECURED DEBT	$10,341,330.00	$9,793,495.00	$9,759,538.00	$9,765,044.00

27.	OTHER

28.	TOTAL PREPETITION LIABILITIES	$13,436,881.00	$12,557,235.00	$12,554,303.00	$12,559,128.00

29.	TOTAL LIABILITIES	$13,436,881.00	$14,826,036.00	$14,459,710.00	$14,582,398.00

EQUITY

30.	PREPETITION OWNERS’ EQUITY	$(2,541,292.00)	$(3,944,869.00)	$(3,944,869.00)	$(3,944,869.00)

31.	POSTPETITION CUMULATIVE PROFIT (LOSS)		$316,937.00	$169,986.00	$(97,577.00)

32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(64,222.00)	$(64,222.00)	$(64,222.00)

33.	TOTAL EQUITY	$(2,541,292.00)	$(3,692,154.00)	$(3,839,105.00)	$(4,106,668.00)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$10,895,589.00	$11,133,882.00	$10,620,605.00	$10,475,730.00

CASE NAME:	DataVoN, Inc. Et al 02-38600-RCM	Monthly Operating Report
ACCRUAL BASIS - 2
CASE NUMBER:		10/14/02, RWD, 02/96 & 07/99

INCOME STATEMENT		MONTH	MONTH	MONTH	QUARTER TOTALS

		Feb 2003	Mar 2003	Apr 2003

REVENUES

1.	GROSS REVENUES	$2,693,878.00	$3,225,629.00	$3,242,747.00	$9,162,254.00

2.	LESS: RETURNS & DISCOUNTS	$7,470.00	$8,267.00	$9,497.00	$25,234.00

3.	NET REVENUE	$2,686,408.00	$3,217,362.00	$3,233,250.00	$9,137,020.00

COST OF GOODS SOLD

4.	MATERIAL (Telecom Services)	$2,450,503.00	$2,624,336.00	$2,625,656.00	$7,700,495.00

5.	DIRECT LABOR				$—

6.	DIRECT OVERHEAD				$—

7.	TOTAL COST OF GOODS SOLD	$2,450,503.00	$2,624,336.00	$2,625,656.00	$7,700,495.00

8.	GROSS PROFIT	$235,905.00	$593,026.00	$607,594.00	$1,436,525.00

OPERATING EXPENSES

9.	OFFICER / INSIDER COMPENSATION	$61,584.00	$61,584.00	$61,584.00	$184,752.00

10.	SELLING & MARKETING				$—

11.	GENERAL & ADMINISTRATIVE	$248,003.00	$251,855.00	$256,488.00	$756,346.00

12.	RENT & LEASE	$15,500.00	$15,500.00	$17,885.00	$48,885.00

13.	OTHER—See Schedule				$—

14.	TOTAL OPERATING EXPENSES	$325,087.00	$328,939.00	$335,957.00	$989,983.00

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(89,182.00)	$264,087.00	$271,637.00	$446,542.00

OTHER INCOME & EXPENSES

16.	NON-OPERATING INCOME (SEE ATTACHED)	$78,960.00	$1,208.00	$826.00	$80,994.00

17.	NON-OPERATING EXPENSE(SEE ATTACHED)	$114,005.00		$220,000.00	$334,005.00

18.	INTEREST EXPENSE	$38,244.00	$36,064.00	$31,605.00	$105,913.00

19.	DEPRECIATION / DEPLETION	$178,575.00	$178,575.00	$177,671.00	$534,821.00

20.	AMORTIZATION				$—

21.	OTHER—(Loss on Sales of Equipment)				$—

22.	NET OTHER INCOME & EXPENSES	$(251,864.00)	$(213,431.00)	$(428,450.00)	$(893,745.00)

REORGANIZATION EXPENSES

23.	PROFESSIONAL FEES	$10,731.00	$197,607.00	$100,000.00	$308,338.00

24.	U.S. TRUSTEE FEES	$2,000.00		$10,750.00	$12,750.00

25.	OTHER (ATTACH LIST)				$—

26.	TOTAL REORGANIZATION EXPENSES	$12,731.00	$197,607.00	$110,750.00	$321,088.00

27.	INCOME TAX

28.	NET PROFIT (LOSS)	$(353,777.00)	$(146,951.00)	$(267,563.00)	$(768,291.00)

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 3
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER TOTALS

		Feb 2003	Mar 2003	Apr 2003

1.	CASH—BEGINNING OF MONTH	$2,016,252.09	$1,607,799.44	$918,327.74	$2,016,252.09

RECEIPTS FROM OPERATIONS

2.	CASH SALES				$—

COLLECTION OF ACCOUNTS RECEIVABLE

3.	PREPETITION				$—

4.	POSTPETITION	$3,164,148.36	$2,472,101.82	$2,833,893.66	$8,470,143.84

5.	TOTAL OPERATING RECEIPTS	$3,164,148.36	$2,472,101.82	$2,833,893.66	$8,470,143.84

NON-OPERATING RECEIPTS

6.	LOANS & ADVANCES (ATTACH LIST)	$—			$—

7.	SALE OF ASSETS	$—			$—

8.	OTHER (SEE ATTACHED)	$3,724.46	$2,036.26	$1,526.22	$7,286.94

9.	TOTAL NON-OPERATING RECEIPTS	$3,724.46	$2,036.26	$1,526.22	$7,286.94

10.	TOTAL RECEIPTS	$3,167,872.82	$2,474,138.08	$2,835,419.88	$8,477,430.78

11.	TOTAL CASH AVAILABLE	$5,184,124.91	$4,081,937.52	$3,753,747.62	$10,493,682.87

OPERATING DISBURSEMENTS

12.	NET PAYROLL	$189,000.83	$200,020.26	$177,380.18	$566,401.27

13.	PAYROLL TAXES PAID	$17,737.65	$16,234.37	$13,983.07	$47,955.09

14.	SALES, USE & OTHER TAXES PAID				$—

15.	SECURED / RENTAL / LEASES	$180,325.56	$76,216.49	$48,028.46	$304,570.51

16.	UTILITIES	$1,820.61	$392.16	$816.43	$3,029.20

17.	INSURANCE	$92,902.78	$16,890.45	$14,197.22	$123,990.45

18.	INVENTORY PURCHASES—(Telecom Services)	$2,647,108.18	$2,447,944.63	$2,556,081.51	$7,651,134.32

19.	VEHICLE EXPENSES				$—

20.	TRAVEL	$9,115.81	$10,613.76	$1,560.51	$21,290.08

21.	ENTERTAINMENT				$—

22.	REPAIRS & MAINTENANCE				$—

23.	SUPPLIES				$—

24.	ADVERTISING		$8,732.00		$8,732.00

25.	OTHER (SEE ATTACHED)	$436,314.05	$278,228.21	$113,830.67	$828,372.93

26.	TOTAL OPERATING DISBURSEMENTS	$3,574,325.47	$3,055,272.33	$2,925,878.05	$9,555,475.85

REORGANIZATION EXPENSES

27.	PROFESSIONAL FEES	$—	$108,337.45	$61,221.75	$169,559.20

28.	U.S. TRUSTEE FEES	$2,000.00		$10,750.00	$12,750.00

29.	OTHER (ATTACH LIST)	$—			$—

30.	TOTAL REORGANIZATION EXPENSES	$2,000.00	$108,337.45	$71,971.75	$182,309.20

31.	TOTAL DISBURSEMENTS	$3,576,325.47	$3,163,609.78	$2,997,849.80	$9,737,785.05

32.	NET CASH FLOW	$(408,452.65)	$(689,471.70)	$(162,429.92)	$(1,260,354.27)

33.	CASH—END OF MONTH	$1,607,799.44	$918,327.74	$755,897.82	$755,897.82

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 4
CASE NUMBER:		10/14/02, RWD, 02/96 & 07/99

ACCOUNTS RECEIVABLE AGING			SCHEDULE AMOUNT	MONTH	MONTH	MONTH

				Feb-03	Mar-03	Apr-03

1.	0 – 30		$3,681,749.00	$3,008,248.04	$3,531,601.53	$3,683,400.00

2.	31 – 60		$69,528.00	$91,023.78	$50,429.14	$158,781.00

3.	61 – 90		$633,545.00	$33,044.44	$84,559.93	$41,855.00

4.	91+		$653,771.00	$741,564.12	$673,151.15	$704,676.00

5.	TOTAL ACCOUNTS RECEIVABLE		$5,038,593.00	$3,873,880.38	$4,339,741.75	$4,588,712.00

6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$635,242.00	$783,328.24	$794,420.70	$807,024.00

7.	ACCOUNTS RECEIVABLE (NET)		$4,403,351.00	$3,090,552.14	$3,545,321.05	$3,781,688.00

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH: Apr-03

TAXES PAYABLE		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91+ DAYS	TOTAL

1.	FEDERAL		$—

2.	STATE		$—

3.	LOCAL		$—

4.	OTHER (ATTACH LIST)		$—

5.	TOTAL TAXES PAYABLE	$ —	$—	$—	$—

6.	ACCOUNTS PAYABLE					$—

STATUS OF POSTPETITION TAXES			MONTH: Apr-03

TAXES PAYABLE			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

1.	WITHHOLDING**		$—

2.	FICA-EMPLOYEE**		$—

3.	FICA-EMPLOYER**		$—

4.	UNEMPLOYMENT		$—

5.	INCOME

6.	OTHER (ATTACH LIST)

7.	TOTAL FEDERAL TAXES		$—	$—	$—

STATE AND LOCAL

8.	WITHHOLDING

9.	SALES

10.	EXCISE

11.	UNEMPLOYMENT

12.	REAL PROPERTY

13.	PERSONAL PROPERTY		$—	$42,418.12	$—	$42,418.12

14.	OTHER (ATTACH LIST)

15.	TOTAL STATE & LOCAL		$—	$42,418.12	$—	$42,418.12

16.	TOTAL TAXES		$—	$42,418.12	$—	$42,418.12

*	The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your EID coupon and payment receipt to verify payment or deposit

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 5
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

The debtor in possssion must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATION		MONTH: 30-Apr-03

		ACCOUNT #1	ACCOUNT #2	ACCOUNT #3

A.	BANK	Comerica	Comerica	Comerica	TOTAL

B.	ACCOUNT NUMBER:	1880831753	1880831761	1880831779

C.	PURPOSE (TYPE):	DIP Operating	DIP A/R	Payroll

1.	BALANCE PER BANK STATEMENT	$(53,467.35)	$60,096.09	$—	$6,628.74

2.	ADD: TOTAL DEPOSITS NOT CREDITED		$24,750.00		$24,750.00

3.	SUBTRACT OUTSTANDING CHECKS	$153,852.30			$153,852.30

4.	OTHER RECONCILING ITEMS—Returned Check				$—

5.	MONTH END BALANCE PER BOOKS	$(207,319.65)	$84,846.09	$—	$(122,473.56)

6.	NUMBER OF LAST CHECK WRITTEN	1876	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.	Comerica Securities Trust Account # 43011000741395	11/04/2002	Liquid Investment	$877,586.84	$877,586.84

8.

9.

10.

11.	TOTAL INVESTMENTS				$877,586.84

CASH

12.	CURRENCY ON HAND				NONE

13.	TOTAL CASH—END OF MONTH				Continued

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 5
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

The debtor in possssion must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATION		MONTH: 30-Apr-03

		ACCOUNT #1	ACCOUNT #2	ACCOUNT #3

A.	BANK	Comerica			TOTAL

B.	ACCOUNT NUMBER:	1880831787

C.	PURPOSE (TYPE):	DIP Operating

1.	BALANCE PER BANK STATEMENT	$784.54			$784.54

2.	ADD: TOTAL DEPOSITS NOT CREDITED				$—

3.	SUBTRACT OUTSTANDING CHECKS				$—

4.	OTHER RECONCILING ITEMS				$—

5.	MONTH END BALANCE PER BOOKS	$784.54	$—		$784.54

6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.	NONE

8.

9.

10.

11.	TOTAL INVESTMENTS				NONE

CASH

12.	CURRENCY ON HAND				NONE

13.	TOTAL CASH—END OF MONTH				$755,897.82

CAS0E NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 5
CASE NUMBER:	02-38600-RCM	10/14/02, RWD., 02/96 & 07/99

PAYMENTS TO INSIDERS AND PROFESSIONALS		MONTH: Apr-03

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A)—(F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, etc.). Attach additional sheets if necessary.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

1.	W Britt Birdwell	Salary	$10,000.00

2.	Michael Donahoe	Salary	$11,917.00

3.	Chad Frazier	Salary	$11,917.00

4.	Robert Birdwell	Salary	$5,000.00

5.	Rodney Jones	Salary	$11,917.00

6.	Larry Dewey	Salary	$10,833.00

7.	TOTAL PAYMENTS TO INSIDERS			$61,584.00

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*

1.	Hughes & Luce LLP			$46,330.18	$178,247.00	$118,778.00

2.	Michelle Shriro			$14,891.57	$30,091.00	$20,000.00

3.

4.

5.

6.	TOTAL PAYMENTS TO PROFESSIONALS		$—	$61,221.75	$208,338.00	$138,778.00

*INCLUDE ALL FEES INCURRED. BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE, AND ADEQUATE PROTECTION PAYMENTS.

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION

1.	LEE BARTON	$125,000.00		$750,000.00

2.	TIM TERRELL		$—	$500,000.00

3.	TRANSCOM COMMUNICATIONS		$—	$1,106,473.00

4.	REGIONS BANK	$5,000.00	$5,000.00	$60,000.00

5.	Accrued Interest on Notes Payable			$320,532.00

6.	LEASE OBLIGATIONS—See Schedule	$79,093.00	$30,718.00	$2,640,964.00

7.	TOTAL	$209,093.00	$35,718.00	$5,377,969.00

CASE NAME:	DataVoN, Inc. Et al	Monthly Operating Report
ACCRUAL BASIS - 7
CASE NUMBER:	02-38600-RCM	10/14/02, RWD, 02/96 & 07/99

MONTH:                Apr-03

QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		x

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		x

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		x

12.	ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Receivable from Transcom Communications, Inc. for April charges of $ 205,899.30.

Payments on pre-petition liabilities in March—See page 6

INSURANCE

		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x

3.	PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

General Liability,Workers Comp	St Paul Insurance	7-02 to 7-03	Approx $ 5,000 mo

Group Health	Principal Financial Group	3-03 to 4-03	Approx $ 10,000 mo

Case Name	Datavon Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Consolidated Balance Sheet
Month Ended April 30, 2003

Consolidated Balance Sheet

Note	1—The Company’s operating reports are prepared using generally accepted accounting principles. The Debtor’s schedules were prepared under another basis of accounting. Accordingly, some discrepancies are due to the use of different accounting methods.

Note	2—Included in Rent & Lease of the income statement (line 12) is $ 110,000 due to Cisco Systems and included in Non-Operating expenses (line 17) is $ 220,000 due to Cisco Systems related to the use of Cisco System equipment by the Company during bankruptcy.

	Feb 2003	Mar 2003	Apr 2003
Line 32—Direct Charges to Equity
Purchase of Stock from Bruce Hawkins—Pre-Petition	64,222	64,222	64,222

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Consolidated Income Statement
Month Ended April 30, 2003

	Feb 2003	Mar 2003	Apr 2003
Other Income & Expense
Line 16—Non-Operating Income
Sales price of equipment received from Cisco Systems under settlement agreement	77,543
Interest Income	1,417	1,208	826

	78,960	1,208	826

Line 17—Non-Operating Expense
Prior Period Adjustments
Correction of Prior Year Expenses—Quest	114,005
Accrual of Additional Rent due Cisco Systems for February and March 2003			220,000

	114,005	0	220,000

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—Cash Receipts and Disbursements
Month Ended April 30, 2003

	Feb 2003	Mar 2003	Apr 2003

Line 8—Other Non-operating Receipts
Customer Deposits
Medical Insurance Reimbursements	628	628	628
Interest Income	1,417	1,208	826
Bank Reimbursement	1,679
Vendor Reimbursements		200	72

	3,724	2,036	1,526

Line 25—Other Operating Disbursements
Contracted Services	73,708	63,580	82,867
Office Expense	5,553	7,493	8,722
Pension Cost	10,421	5,212	15,627
Telephone		712	605
Employee Advance
Note Payment—Lee Barton	125,000
Note Payment—Regions Bank	5,000	5,000	5,000
Equipment Purchases	116,632	196,231
Prepayment—Telecom Services	100,000
Payment for DTVN Expenses			1,010

	436,314	278,228	113,831

Case Name	Datavon, Inc. et al
Case Number	02-38600-RCM
Monthly Operating Report
Supporting Schedules—PostPetition Status of Leases
Month Ended April 30, 2003

	Company	Scheduled Payment	Amount Paid During Month	Total Unpaid

Cisco Systems Capitalized Leases	DataVoN, Inc.	54,692		2,450,559
CIT – Lanier	DataVoN, Inc.	1,076		19,702
Gulfcoast Leasing	DataVoN, Inc.	10,000	20,000	40,000
VAResources	Video Intelligence, Inc.	1,757		62,867
VAResources	Video Intelligence, Inc.	850		17,968
Dell Financial Services	DTVN Holdings, Inc.	10,238	10,238	47,952
Telogy		480	480	1,916

		79,093	30,718	2,640,964